UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

ATOSSA GENETICS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-35610 (Commission file number)	26-4753208 (IRS Employer Identification No.)

2300 Eastlake Ave. East, Suite 200, Seattle, Washington 98102
(Address of principal executive offices and zip code)

(800) 351-3902
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

See Item 2.01 below which is incorporated into this Item 1.01 by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 16, 2015, Atossa Genetics Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the National Reference Laboratory for Breast Health, Inc., a wholly-owned subsidiary of the Company (the “NRLBH”), and NRL Investment Group, LLC (“NRL Group”) pursuant to which the Company sold to the NRL Group all of its shares of Common Stock (the “Common Stock”) in the NRLBH as of that date. Under the terms of the Purchase Agreement, the Company will retain its ownership of the Preferred Stock of the NRLBH (the “Preferred Stock”), which constitutes approximately 19% of the outstanding capital stock of the NRLBH, and which the Company will have the right to sell to the NRL Group on or after the fourth anniversary of the Purchase Agreement at the greater of $4,000,000 or fair market value.

Total potential proceeds to the Company for the sale of the Common Stock are $50,000 paid on December 16, 2015 and up to $10,000,000 based on a monthly earn-out (the “Earn-out Payments”). Commencing with the month of December 2016, the monthly Earn-out Payments shall be an amount equal to 6% multiplied by the amount of Total Gross Sales for each calendar month. Earn-out Payments shall be paid to the Company until such time as the total amount received by the Company for all Earn-out Payments equals $10,000,000, at which point no further Earn-out Payments shall be due.

The NRL Group is unrelated to the Company and to the NRLBH. The Company will recognize subsequent gains and losses from the Earn-out Payments when they are determined to be realizable.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information:

The following unaudited condensed consolidated financial statements are presented to illustrate the effects of the Purchase Agreement described in Item 2.01. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 illustrates the estimated effects of the Purchase Agreement as if the sale of Common Stock had occurred on September 30, 2015 and as if all proceeds received from the sale on December 16, 2015 had been earned as of September 30, 2015. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 sets forth the estimated effects of the Purchase Agreement on the Company’s condensed consolidated statements of operations as if the sale of Common Stock had occurred in its entirety at the beginning of each those periods.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what the Company’s actual results would have been had the Purchase Agreement occurred on the date assumed, or to project our results of operations or financial position for any future period. The pro forma condensed consolidated financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with Company’s audited consolidated financial statements and the notes in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on March 30, 2015.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2015

	Atossa Genetics Historical	Adjustments	Notes	Pro Forma

Revenue	$5,339,669	$5,337,911	(a)	$1,758
Cost of goods sold	3,376,070	3,365,032	(a)	11,038
Operating expenses	12,828,874	3,342,192	(b)	9,486,682

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2014

	Atossa Genetics Historical	Adjustments	Notes	Pro Forma

Revenue	$525,954	$485,816	(a)	$40,138
Cost of goods sold	340,658	340,658	(a)	-
Operating expenses	14,827,713	2,616,548	(b)	12,211,165

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2015

	Atossa Genetics Historical	Adjustments	Notes	Pro Forma

ASSETS
Cash and equivalents	$8,114,439	$50,000	(c)	$8,164,439
Accounts receivable, net	1,055,059	(1,055,059)	(d)	-
Prepaid expenses	201,652	(80,411)	(d)	121,241
Inventory, net	170,860	(83,319)	(d)	87,541
Total current assets	9,542,010	(1,168,789)		8,373,221

Furniture and equipment, net	484,544	(322,741)	(d)	161,803
Intangible assets, net	1,768,812	(22,651)	(d)	1,746,161
Deferred financing costs	509,375	-		509,375
Other assets	52,649	(25,000)	(d)	27,649
	12,357,390	(1,539,181)		10,818,209

LIABILITIES
Accounts payable and accrued expenses	2,114,004	(1,266,293)	(d)	847,711
Payroll liabilities	1,156,000	(211,607)	(d)	944,393
Other liabilities	28,289	-		28,289
Total liabilities	3,298,293	(1,477,900)		1,820,393

STOCKHOLDERS' EQUITY
Common stock	30,446	-		30,446
Additional paid-in capital	55,001,918	100	(e)	55,002,018
Accumulated deficit	(45,973,267)	(61,381)	(e)	(46,034,648)
Total liabilities and equity	12,357,390	(1,539,181)		10,818,209

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

(a)	This adjustment reflects the elimination of revenues and cost of service of the business of the NRLBH.
(b)	This adjustment reflects the elimination of NRLBH’s operating expenses, including compensation expenses, travel and entertainment, advertising, and occupancy.
(c)	This adjustment represents the receipt of cash consideration at the closing of the transaction.
(d)	These adjustments reflect the elimination of assets and liabilities attributable to the business of the NRLBH.
(e)

This adjustment reflects the impact on stockholders’ equity of $50,000 gain from the sale as of December 16, 2015. Future gains or losses from the potential receipt of future Earn-out Payments have not been reflected in the pro forma consolidated statement of operations as the Company recognizes the Earn-out gains and losses when they are determined to be realizable. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the Purchase Agreement.

Forward-looking statements in this report are subject to risks and uncertainties that may cause actual results to differ materially from the anticipated or estimated future results, including the risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including without limitation its periodic reports on Form 10-K and 10-Q, each as amended and supplemented from time to time.

(d) Exhibits:

10.1 Stock Purchase Agreement by and among the Company, the National Reference Laboratory for Breast Health, Inc. and NRL Investment Group, LLC, dated December 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOSSA GENETICS INC.

Date: December 16, 2015	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary